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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): MAY 3, 2007

                          UNIVISION COMMUNICATIONS INC.

             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


           001-12223                                   95-4398884
    (Commission File Number)               (IRS Employer Identification No.)



                          605 THIRD AVENUE, 12TH FLOOR
                               NEW YORK, NY 10158
                    (Address of principal executive offices)

                     (212) 455-5200 (Registrant's telephone
                          number, including area code)


                                    NO CHANGE
          (Former name or former address, if changed since last report)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        |_| Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On May 3, 2007, Univision Communications Inc. (the "Company") issued a press release announcing that it is extending to 5:00 p.m., New York City time, on May 8, 2007 its previously announced consent solicitation pursuant to the consent solicitation statement dated April 23, 2007 for amendments to the indenture and other applicable documents governing the Company's 3.500% Senior Notes due 2007, 3.875% Senior Notes due 2008 and 7.85% Senior Notes due 2011.

A copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.1 and is incorporated herein by reference.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

EXHIBIT                                        DESCRIPTION
NO.
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99.1       Press Release of Univision Communications Inc. dated May 3, 2007.











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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 3, 2007                      UNIVISION COMMUNICATIONS INC.


                                       By: _/s/ C. Douglas Kranwinkle
                                          -----------------------------------
                                       Name:   C. Douglas Kranwinkle
                                       Title:  Executive Vice President and
                                               General Counsel














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                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT

EXHIBIT NO.                  DESCRIPTION
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99.1           Press Release of Univision Communications Inc. dated May 3, 2007.



















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